UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under ss. 240.14a-12

                       PENNSYLVANIA COMMERCE BANCORP, INC.
                (Name of Registrant as Specified In Its Charter)

                                       N/A
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          N/A

     (2)  Aggregate number of securities to which transaction applies:

          N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          N/A

     (4)  Proposed maximum aggregate value of transaction:

          N/A

     (5)  Total fee paid:

          N/A

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                   PENNSYLVANIA COMMERCE BANCORP, INC. [LOGO]



                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ----------------------------------------

                    Date:      May 18, 2001
                    Time:      9:00 a.m.
                    Place:     West Shore Country Club
                               100 Brentwater Road
                               Camp Hill, Pennsylvania 17011

Matters to be voted on:

1. Election of Directors. Election of nine (9) directors to serve until the 2002 annual meeting.

2. Amendment to Employees Stock Option Plan. Approval of an amendment to the 1996 Employee Stock Option Plan to increase the number of shares of common stock issuable under the 1996 Plan by 200,000 shares.

3. Other Business. Any other business properly brought before the shareholders at the meeting.

     You can vote your shares of common stock if our records show that you owned the shares at the close of business on April 2, 2001 (the "Record Date"). Your vote at the annual meeting is very important to us. Please vote your shares of common stock by completing the enclosed proxy card and returning it to us in the enclosed prepaid envelope. This proxy will not be used if you are present at the meeting and desire to vote in person.

                                             BY ORDER OF THE BOARD OF DIRECTORS,


                                             /s/ JAMES T. GIBSON
                                             JAMES T. GIBSON
                                             President

Camp Hill, Pennsylvania
April 17, 2001

                       PENNSYLVANIA COMMERCE BANCORP, INC.

                    ----------------------------------------
                                 PROXY STATEMENT
                                 April 17, 2001
                    ----------------------------------------

                               GENERAL INFORMATION

      This proxy statement has information about the annual meeting of shareholders of Pennsylvania Commerce Bancorp, Inc. ("Commerce"). The management of Commerce and Commerce Bank/Harrisburg, N.A. (the "Bank") prepared this proxy statement for the board of directors. We first mailed this proxy statement and the enclosed proxy card to shareholders on or about April 17, 2001.

      We will pay the costs of preparing, printing and mailing the proxy and all related materials. In addition to sending you these materials, some of our employees may contact you by telephone, by mail or in person.

      Our executive offices are located at 100 Senate Avenue, Camp Hill, Pennsylvania 17011, and our telephone number is (717) 975-5630. Our mailing address is P. O. Box 8599, Camp Hill, Pennsylvania 17001-8599.

Shareholder Proposals for the 2002 Annual Meeting of Shareholders

      If you want to include a shareholder proposal in Commerce's proxy statement for the 2002 annual meeting pursuant to SEC Rule 14a-8, you must deliver the proposal to Mark A. Zody at our executive offices by December 14, 2001. Notice of any shareholder proposals submitted outside the processes of Rule 14a-8 will be considered untimely unless submitted by February 28, 2002.

      If the date of our next annual meeting is advanced or delayed by more than 30 days from May 17, 2002, we will promptly inform you of the change of the annual meeting and the date by which shareholder proposals must be received.

                                     VOTING

Who can vote?

      You can vote your shares of common stock if our records show that you owned the shares at the close of business on April 2, 2001 (the "Record Date"). A total of 1,759,910 shares of common stock were outstanding on the Record Date and can vote at the annual meeting. You get one vote for each share of common stock you own. The enclosed proxy card shows the number of shares you can vote. We will hold the annual meeting if the holders of a majority of the shares of the common stock entitled to vote either sign and return their proxy cards or attend the meeting in person.

      As of the Record Date, there were 40,000 shares of Series A Non-Cumulative Preferred Stock ("Preferred Stock") outstanding. Holders of Preferred Stock cannot vote at the annual meeting.

How do I vote by proxy?

      Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the annual meeting. Sign and date the proxy card and mail it back to us in the enclosed prepaid envelope. The proxyholders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a proposal, the proxyholders will vote for you on that proposal. Unless you instruct otherwise, the proxyholders will vote for the election of each of the nine director nominees and for each of the other proposals to be considered at the meeting.

What vote is required?

      The approval of the increase in number of shares issuable under the Employees Stock Option Plan, must be approved by the affirmative vote of a majority of the outstanding common stock of Commerce. All other business that may come before the meeting, including the election of directors, must be approved by a majority of the outstanding common stock of Commerce represented at the meeting if a quorum is present.

What if other matters come up at the annual meeting?

      The matters described in this proxy statement are the only matters we know will be voted on at the meeting. If other matters are properly presented at the annual meeting, the proxyholders named in the enclosed proxy card will vote your shares as they see fit.

How are votes counted?

      Our judges of election will manually count all votes which are cast in person or by proxy at the annual meeting.

      Voting is an important right of shareholders. If you abstain, the abstention is not a vote and will not be counted. Broker non-votes (shares of common stock held in record name by your broker or nominee for which (i) you have not provided voting instructions, (ii) the broker or nominee does not have discretion to vote on your behalf, and (iii) the broker or nominee has indicated on the proxy that it does not have authority to vote on such matters) will also not be counted as votes.

Can I change my vote after I return my proxy card?

      Yes. At any time before the vote on a proposal, you can change your vote either by:

      o giving Commerce's secretary a written notice revoking your proxy card; or

      o     signing, dating and returning to us a new proxy card.

      We will honor the proxy card with the latest date.

Can I vote in person at the annual meeting?

       Yes. We encourage you to complete and return the proxy card to ensure that your vote is counted. However, you may attend the meeting and vote in person whether or not you have previously returned a proxy card.

                        ELECTION OF DIRECTORS OF COMMERCE

      The Bylaws of Commerce provide as follows:

      o the board of directors may, from time to time, fix the number of directors;

      o the board will consist of not less than five nor more than 25 directors; and

      o     directors will be elected for a one-year term.

      At the annual meeting, we will nominate the nine persons named in this proxy statement as directors. Although we don't know of any reason why any of these nominees might not be able to serve, we will propose a substitute nominee if any nominee is not available for election.

      Shareholders also can nominate persons to be directors. If you want to nominate someone, you must deliver or mail a notice to the Chairman of the Board of Commerce not less than 45 days prior to the date of the annual meeting. Your notice must state your name and residence address and the number of shares of Commerce which you own. Your notice must also contain the following information on each proposed nominee:

      o     the name, address and age of the nominee;

      o     the principal occupation of the nominee;

      o     the number of shares of Commerce common stock owned by the nominee;
            and

      o the total number of shares that, to your knowledge, will be voted for the nominee.

      If you do not follow this procedure, the Chairman of the meeting will disregard your nominations and the judges of election will disregard any votes cast for your nominees.

      The proxyholders named in the proxy card intend to vote for the election of the nine persons listed as director nominees to serve until the 2002 annual meeting. Unless you indicate otherwise, your proxy will be voted in favor of the election of those nominees. Each nominee is currently a director of Commerce and the Bank.

      The following table shows the name and age of each nominee and the current directors in each class. The table also shows the following information on each nominee and director:

      o business experience, including principal occupation for the past five years;

      o the period during which he or she has served as a director of Commerce; and

      o the number and percentage of outstanding shares of common stock of Commerce which he or she beneficially owned as of the Record Date.

                            Business Experience
                            Including Principal                           Amount and      Percentage
                                Occupation                                 Nature of           of
                                  for the                   Director      Beneficial       Outstanding
Name and Age               Past Five Years                   Since        Ownership 1      Stock Owned
------------              ----------------------             -----        ---------        -----------

Gary L. Nalbandian        Chairman of Pennsylvania            1985         199,221 2        10.79%
  Age 58                  Commerce Bancorp, Inc.,
                          and Commerce Bank/
                          Harrisburg, N.A.,Co-Owner
                          of Commercial Industrial
                          Realty Co. (CIR) Camp Hill, PA

Vernon W. Hill, II3       Vice Chairman of                    1985         253,656 4        14.31%
  Age 55                  Pennsylvania Commerce
                          Bancorp, Inc. and
                          of Commerce Bank/Harrisburg,
                          N.A., Chairman of the Board/
                          President of Commerce
                          Bancorp, Inc., Cherry Hill, NJ

Douglas S. Gelder         Owner, DSG Development,             1987          19,195 5         1.08%
  Age 51                  Hershey, PA and Partner,
                          Luttrell & Associates,
                          Hershey, PA

Alan R. Hassman           Owner/Operator of                   1985         102,959 6         5.80%
  Age 61                  ARH, Inc., Harrisburg, PA

Howell C. Mette           Attorney-at-Law, Mette,             1985          48,259 7         2.72%
  Age 73                  Evans & Woodside
                          Harrisburg, PA

Michael A. Serluco        Owner, Consolidated                 1985          65,661 7         3.70%
  Age 60                  Properties, Wormleysburg, PA

Samir J. Srouji, M.D.     Physician-Surgeon                   1985          59,796 8         3.37%
  Age 64                  Plastic Surgery, P.C.
                          Camp Hill, PA

James T. Gibson           President/CEO of                    1988          83,883 9         4.59%
 Age 45                   Pennsylvania Commerce
                          Bancorp, Inc.
                          and Commerce
                          Bank/Harrisburg, N.A.

James R. Adair            President/CEO of                    2001            50                *
Age 53                    Alexander Constructors,
                          Inc. 1997-Present
                          Senior Vice President of
                          Corestates Bank 1996

__________
*Less than one percent

1 The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission. Accordingly, they may include securities owned by or for, among others, the wife and/or minor children of the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options within 60 days after April 2, 2001. Shares subject to outstanding stock options which an individual has the right to acquire within 60 days after April 2, 2001 are deemed to be outstanding for the purpose of computing the percentage of outstanding


                                       4

      securities of the class of stock owned by such individual or any group including such individual only. Beneficial ownership may be disclaimed as to certain of the securities.

2 Includes 31,523 shares held by Mr. Nalbandian's individually directed participant account in the CIR Profit Sharing Trust with respect to which Mr. Nalbandian has sole voting power, 9,301 shares held by Mr. Nalbandian as co-trustee of the CIR Profit Sharing Trust with respect to which he shares voting power, 7,721 shares held in trust by Mr. Nalbandian or Dorothy Nalbandian for the benefit of Mr. Nalbandian's children and 371 shares owned by Mr. Nalbandian's wife, Jaimie Nalbandian. Also includes 86,917 currently exercisable Incentive Stock Options.

3 In addition to his capacity with Pennsylvania Commerce Bancorp, Inc. and the Bank, Mr. Hill is a founder of Commerce Bank, N.A., a national bank located in Cherry Hill, New Jersey. He has served as Chairman of the Board and/or President of Commerce Bank, N.A. since 1973 and Chairman of the Board and President of Commerce Bancorp, Inc., a bank holding company which owns 100% of Commerce Bank, N.A. since 1983.

4 Includes 158,429 shares owned by Commerce Bancorp, Inc., of which Mr. Hill is the Chairman of the Board and President. This figure also includes 11,165 shares owned by J. V. Properties, a partnership in which Mr. Hill is one of two partners, 11,165 shares owned by S. J. Dining, a corporation in which Mr. Hill is one of two shareholders, 8,684 shares owned by InterArch, a corporation owned by Mr. Hill's wife, and 2,480 shares owned by Mr. Hill's wife, Shirley Hill. Also includes 12,484 currently exercisable Director Stock Options.

5     Includes 11,007 currently exercisable Director Stock Options.

6 Includes 23,911 shares owned by Mr. Hassman's wife, Gloria Hassman, and 9,384 shares held in trust by Mr. Hassman, as Trustee, for the benefit of his children. Also includes 13,962 currently exercisable Director Stock Options.

7     Includes 13,962 currently exercisable Director Stock Options.

8 Includes 6,919 shares owned by Dr. Srouji's wife, Gillian Srouji, and 10,705 shares held by Dr. Srouji's self-directed participant account in the Plastic Surgery P.C. Profit Sharing Plan. Also includes 13,962 currently exercisable Director Stock Options.

9     Includes 65,807 currently exercisable Incentive Stock Options.

                             PRINCIPAL SHAREHOLDERS

      The following table shows the name, address, amount and nature of beneficial ownership and percent of class of outstanding Commerce common stock of each person who we know beneficially owns more than 5% of Commerce's common stock (as of April 2, 2001).

      Name and Address                    Amount and Nature of                Percent of
      Of Beneficial Owner                 Beneficial Ownership             Outstanding Stock
      -------------------                 --------------------             -----------------
      Gary L. Nalbandian                         199,221 1                      10.79%
      CIR, Camp Hill, PA

      Vernon W. Hill, II                         253,656 2                      14.31%
      Commerce Bancorp, Inc.
      Cherry Hill, NJ

      Commerce Bancorp, Inc.                     158,429 3                       9.00%
      Cherry Hill, NJ

      Alan R. Hassman                            102,9594                        5.80%
      ARH, Inc., Camp Hill, PA

_________
1     See footnote 2 above.
2     See footnote 4 above.
3     These shares are also reported as beneficially owned by Vernon W. Hill, II.
4     See footnote 6 above.

      The following are all shares owned beneficially by all directors and executive officers as a group:

                                       Amount and Nature of
                                       Beneficial Ownership
                                       --------------------
      Title of Class                   Direct       Indirect                Percent of Class
      --------------                   ------       --------                ----------------
      Common Stock and                 704,998       237,256                       45.81%
      Exercisable Stock
      Options

      Series A Non-Cumulative                 0       40,000                         100%
      Preferred Stock

Directors' Compensation

      Each Commerce director received an annual fee of $1,000 plus a monthly fee of $1,000 for each regular monthly meeting of the board of directors attended in 2000. The annual fee will be the same for 2001 and the meeting fee will be $1,100. Each director who is an active member of the Audit, Real Estate and/or Personnel Committee also receives $100 for each committee meeting he attends.

      Additionally, Gary L. Nalbandian received a salary of $98,000 in 2000 for service as Chairman of the Board. Mr. Nalbandian also participated in Commerce's Retirement Savings Plan (which is a 401K Salary Reduction Plan) and was covered by Commerce's Medical Health Insurance Plan.

                2001 Stock Option Plan for Non-Employee Directors

      In 2000, the shareholders of Commerce adopted the 2001 Director's Stock Option Plan.

      A total of 105,000 shares (as adjusted for stock dividends) are subject to the plan. Pursuant to the plan, we grant to each director an option to acquire 1,551 shares (as adjusted for stock dividends) on January 15 of each year. The option price is generally the fair market value of the shares at the time we grant the option. Options are not transferable other than by will or laws of descent and distribution. A director can exercise the option only while a director of Commerce or within three months after he or she stops serving as a director. If a director dies within the option period, the director's estate may exercise the option within three months of his or her death.

      A director cannot exercise an option before the earlier of (i) one year from the date we grant the option, or (ii) a "change in control" of Commerce (as defined in the plan) occurs. Options expire ten years after the date of grant.

      The number of shares subject to options and the option price will be appropriately adjusted if the number of issued shares is decreased or increased by changes in par value, a combination, stock dividend and the like.

Committees of the Board of Directors

      The Board of Directors of Commerce has established four (4) committees:

      o     the Audit Committee;
      o     the Personnel Committee;
      o     the Real Estate Committee; and
      o     the Executive Committee.

      We do not have a nomination committee but provide for the nomination of directors as described under "ELECTION OF DIRECTORS OF COMMERCE" on page 3 of this proxy statement.

      The board of directors met twelve (12) times during 2000. With the exception of Mr. Vernon W. Hill, II, no director attended fewer than 75% of the total number of meetings of the board and committees on which he or she served. Mr. Hill attended 44% of the meetings of the board and committees on which he served.

Audit Committee

      Members:        Howell C. Mette          Alan R. Hassman
                      Samir J. Srouji          Douglas S. Gelder

      Meetings:       4

      Functions:

      o     Recommend to the board the hiring of the outside auditors;
      o Review the audit of the books and financial statements of Commerce and the Bank;
      o Review and make recommendations to the board regarding the internal auditor's report and the certified public accountants' audit report; and
      o     Review examination reports by banking regulators.

Personnel Committee

      Members:        Howell C. Mette              Alan R. Hassman
                      Vernon W. Hill, II           Michael A. Serluco

      Meetings:       1

      Functions:

      o Review all personnel policies, including the levels of compensation of Commerce's and the Bank's officers and administers Commerce's Employee Stock Option Plan.

Real Estate Committee

      Members:        Gary L. Nalbandian           James T. Gibson
                      Samir J. Srouji              Douglas S. Gelder

      Meetings:       1

      Functions:

      o Review and approve certified real estate appraisers (residential and commercial) retained by Commerce and the Bank; and
      o     Review and approve all potential branch site locations.

Executive Committee

      Members:        Howell C. Mette              Vernon W. Hill, II
                      Gary L. Nalbandian           James T. Gibson
                      Michael A. Serluco

      Meetings:       3

      Functions:      Act between regular board meetings to approve loans.

Transactions with Officers and Directors

      During 2000, the Bank had and expects to have in the future banking transactions in the ordinary course of business with directors, officers, and principal shareholders (and their associates) of Commerce, on the same terms, including interest rates and collateral on loans as those prevailing at the same time for comparable transactions with others. Management believes that these loans present no more than the normal risk of collectibility or other unfavorable features. The loans to these persons and companies amounted to less than 3% of total loans outstanding at December 31, 2000.

      As was previously indicated, Commerce Bancorp, Inc. ("Bancorp"), owns 9.01% of Commerce's common stock and 100% of Commerce's Series A preferred stock. Bancorp, through its subsidiary, Commerce Bank, N.A., a national bank located in Cherry Hill, New Jersey, provides various services to the Bank including:

      o     maintaining the computer wide area network;
      o     loan review services;
      o     MAC/VISA card production;
      o     data processing;
      o     advertising support.

      The Bank also pays insurance premiums and commissions to a subsidiary of Bancorp.

      The Bank paid approximately $414,000 to Bancorp for services provided during 2000. Additionally, the Bank routinely sells loan participations to Commerce Bank, N.A. and at December 31, 2000, approximately $11.6 million of these participations were outstanding.

      Vernon W. Hill, II, a director and 14.33% beneficial shareholder of Commerce, is Chairman of the Board of Bancorp. In 2000, the Bank paid $76,000 to a business owned by Mr. Hill's spouse for interior design services. Also in 2000, this business received commissions of approximately $54,000 on furniture and facility purchases made directly by Commerce. The Bank leases land for one of its branches from a limited partnership in which Mr. Hill is a 20% limited partner. The Bank paid $50,000 on the land lease for 2000.

      Howell C. Mette, a director and 2.72% beneficial shareholder of Commerce, is a partner in the law firm of Mette, Evans and Woodside, which Commerce retained during 2000, and intends to retain during 2001. The law firm received professional fees totaling $137,000 in 2000.

      The Bank leases land for a billboard from Michael A. Serluco, a director and 3.70% beneficial shareholder of Commerce. The Bank paid $24,000 on the lease during 2000.

      The Bank paid commissions of $48,000 in 2000 for real estate services to a company owned by Gary L. Nalbandian, the Chairman of the Board of Commerce and a 10.80% beneficial shareholder.

                                   MANAGEMENT
Executive Officers

      The following table shows name, age, position and the beneficial ownership of common stock of Commerce of each executive officer and a former executive officer of Commerce (determined in accordance with the rules and regulations of the SEC). Share information is stated as of April 2, 2001:

                                                                                             Percent
                                                       Amount and Nature of                     of
      Name and Age             Title                   Beneficial Ownership 1           Outstanding Stock
      ------------             -----                   --------------------             -----------------
      James T. Gibson          President                             83,883                  4.60%
      Age 45                   and Chief
                               Executive Officer of
                               Commerce and
                               the Bank

      Mark A. Zody             Executive                             32,634                  1.83%
      Age 37                   Vice President & CFO of
                               Commerce and the Bank

      Rory G. Ritrievi         Executive                                  -                     *
      Age 37                   Vice President of
                               Commerce and the
                               Bank

      David B. Skerpon         Senior Vice                               26                     *
      Age 40                   President of the Bank

      Paul N. Lackey2          Senior Vice                              109                     *
      Age 60                   President of the Bank

__________
1 Includes currently exercisable options to acquire shares of Commerce 2 Mr. Lackey ceased employment with Commerce Bank on October 13, 2000

* Less than one percent

                                        9

                             EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table is a summary of certain information concerning the compensation during the last three fiscal years awarded or paid to, or earned by Commerce's chief executive officer and each of Commerce's other four most highly compensated executive officers during Commerce's last fiscal year.

                                                                            Long Term
                                         Annual Compensation              Compensation
                                  ------------------------------          -------------
                                                                             Stock
                                                          Other            Underlying
                                                          Annual           Securities        All Other
Name and                                                  Compen-            Option          Compen-
Principal Position     Year       Salary      Bonus       sation             Grant 2         sation 3
------------------     ----       -------     ------      -------          ------------      ---------
James T. Gibson        2000        $230,000    $30,000         -            10,500            $26,228
President & CEO        1999         200,000     25,000         -             7,717             24,257
of Commerce and        1998         175,000     30,000         -             6,945             23,028
the Bank

Mark A. Zody           2000        $100,000   $  7,000         -             2,625           $  5,338
Executive Vice         1999          90,000     13,000         -             3,858              5,537
President & CFO        1998          82,000     12,000         -             4,051              5,456
of Commerce
and the Bank

Rory G. Ritrievi       2000        $140,000    $10,000   $19,840 5           4,725                  -
Executive Vice         1999         140,000 3   20,000 4       -                 -                  -
President of           1998               -          -         -                 -                  -
Commerce and
the Bank

David B. Skerpon       2000       $ 100,000 6        -         -             2,625                  -
Senior Vice            1999               -          -         -                 -                  -
President of           1998               -          -         -                 -                  -
the Bank

Paul N. Lackey 7       2000        $110,000    $     -         -                 -            $     -
Senior Vice            1999         104,000      2,500         -             2,625                817
President of           1998         100,000      2,000         -               882                  -
the Bank

__________
1 Adjusted to reflect the 5% common stock dividend paid on February 16, 2001.

2 Includes (a) life insurance premiums for (i) Mr. Gibson - $7,101 in 2000, $7,085 in 1999 and $7,056 in 1998 and (ii) Mr. Zody - $2,343 in 2000, 1999
      and in 1998; (b) long-term disability premiums for (i) Mr. Gibson - $4,172 in 2000, in 1999 and in 1998 and (ii) Mr. Zody - $1,689 in 2000, $1,618 in
      1999 and $1,563 in 1998; and (c) contributions by Commerce to the 401(k) Retirement Savings Plan for (i) Mr. Gibson - $1,955 in 2000, $2,400 in 1999 and in 1998; (ii) Mr. Zody - $1,306 in 2000, $1,576 in 1999 and
      $1,550 in 1998; and (iii) Mr. Lackey - $817 in 1999; and (d) annual retainer fee and monthly director meeting fees for Mr. Gibson of $13,000 in 2000, $10,600 in 1999, and $9,400 in 1998.

3 Mr. Ritrievi began employment with Commerce on November 22, 1999. This figure represents his annualized salary.

4     Mr. Ritrievi was paid a $20,000 signing bonus in 1999.

5 Includes reimbursement for law school tuition for Mr. Ritrievi of $11,440 in 2000 and reimbursement for relocation expenses for Mr. Ritrievi of $8,400 in 2000.

6 Mr. Skerpon began employment with Commerce on September 5, 2000. This figure represents his annualized salary.

7 Mr. Lackey ceased employment with Commerce on October 13, 2000. This figure represents his annualized salary.

Employee Stock Options

      In 1996, Commerce shareholders adopted the 1996 Employee Stock Option Plan. The plan replaced the 1986 Incentive Stock Option Plan which expired December 31, 1995. We reserved 255,560 shares of common stock for issuance under the plan. The plan will expire on December 31, 2005. The plan allows us to grant incentive stock options (ISO's) and nonqualified stock options (NQSO's). The board of directors will fix the option price for options granted under the plan. The option price for ISOs will not be less than the fair market value of the stock at the date of grant. The option price for NQSOs may be less than 100% of the fair market value of the stock at the date of grant. Options are generally exercisable one year after the date of grant subject to the vesting schedule outlined below, and expire ten years after the date of grant.

      Optionees may exercise options only to the extent the options are vested. Options vest based either on years of service or upon the period of time the options have been issued, whichever is faster. The vesting schedule is as follows:

      Years of service:

      o     up to three (3) years of service - 25% vested;
      o more than three (3) years but less that six (6) years of service - 50% vested;
      o more than six (6) years but less than eight (8) years of service - 75% vested; and
      o     more than eight (8) years of service - 100% vested.

      Period of time after grant:

      o     more than one (1) year but less than two (2) years - 25% vested;
      o     more than two (2) years but less than three (3) years - 50% vested;
      o     more than three (3) years but less than four (4) years - 75% vested;
            and
      o     more than four (4) years - 100% vested.

      The plan requires that we adjust the number of shares subject to options and the option price to reflect changes in the number of outstanding shares caused by events such as stock dividends and splits.

Stock Option Grants

      The following table shows:

      o     the number of stock options granted to executive officers in 2000;
      o the percentage which the executive's options bears in relation to the total options granted to all employees during the year;
      o     the option exercise price;
      o     the expiration of the option; and
      o the potential realizable value of the options assuming certain rates of stock appreciation:

                          EXECUTIVE STOCK OPTION GRANTS
                               IN FISCAL YEAR 2000

                              Number of          % of Total
                              Securities           Options       Exercise
                              Underlying         Granted to       or Base                         Grant
                               Options          Employees in       Price                           Date
          Name                Granted 1          Fiscal Year     ($/Sh) 1    Expiration Date      Value 2
     ------------------     -------------      --------------    --------    ---------------      ------

     James T. Gibson         10,500            14.84%             $28.10         11-17-2010      $188,790

     Mark A. Zody             2,625             3.71               28.10         11-17-2010        47,198

     Rory G. Ritrievi         4,725             6.67               28.10         11-17-2010        78,152

     David B. Skerpon         2,625             3.71               28.10         11-17-2010        43,418

__________
1 Adjusted to reflect the 5% common stock dividend paid on February 16, 2001.

2 We used the Black-Scholes option pricing model to estimate the grant date present value of the options. We are not endorsing the accuracy of this model. All stock option valuation models, including the Black-Scholes model, require a prediction about future stock prices. The assumptions used in calculating the values shown above were expected volatility of .476 a risk-free rate of return of 5.66%, weighted-average expected life of ten years and no cash dividends. The real value of the options will depend upon the actual performance of Commerce common stock during the applicable period.

    Stock Option Exercises

      The following table shows:

      o all options exercised by each executive officer of Commerce during 2000;
      o     the number of shares acquired on exercise;
      o     the value realized by the executive officer upon exercise; and
      o the number of exercisable and un-exercisable options outstanding for each executive officer, and the value of those options, as of December 31, 2000:

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                                                                  Value of
                                                              Number of Securities               Unexercised
                                                             Underlying Unexercised             In-the-Money
                      Shares                                        Options at                   Options at
                     Acquired                                    End Year 2000 2               End Year 2000 3
     Name           on Exercise       Value Realized 1   Exercisable       Unexercisable  Exercisable   Unexercisable
     ----           -----------       ----------------   -----------       -------------  -----------   -------------
James T. Gibson        4,653             $91,964            65,807           10,500        $843,550        $     0

Mark A. Zody           1,860              39,427            28,466            2,625         309,602              0

Rory G. Ritrievi           -                   -                 -            4,725               -              0

David B. Skerpon           -                   -                 -            2,625               -              0

__________

1 Represents the number of shares acquired upon exercise multiplied by the difference between the fair market value of Commerce's common stock on the date of exercise less the exercise price paid by the executive officer.

2 Exercisable ISO's are fully vested. ISO's to vest in the future are reported as unexercisable.

3 The dollar values were calculated by determining the difference between the closing trading price of Commerce Common Stock at December 31, 2000, which was $25.95 per share (adjusted for the 5% common stock dividend paid on February 16, 2001), and the option price of each ISO as of December 31, 2000.

                        REPORT OF THE PERSONNEL COMMITTEE


      Only outside non-employee directors serve on the Personnel Committee. The Personnel Committee reviews, and submits to the full board of directors for approval, management's recommendations regarding officers and other employees compensation.

      We seek to attract and retain superior talent, reward performance and align the interests of our executive officers with the long-term interests of our shareholders. Our executive officers receive compensation packages consisting of base salary, annual performance bonus, annual stock option grants and various employee benefits including contributions under Commerce's 401(k) Retirement Savings Plan. The Personnel Committee bases its recommendations for compensation on objective factors and its subjective evaluation of the individual's performance.

      The Personnel Committee sets base salary levels for our executive officers to be competitive with those offered by a peer group of institutions similar to Commerce. In reviewing base salaries, the Personnel Committee also considers individual experience and performance.

      We award annual performance bonuses to provide direct cash incentives to executive officers and other key employees. In evaluating Commerce's financial performance, the Personnel Committee considers budgets set by the board as well as the performance of a peer group of institutions similar to Commerce.

     We award stock options to encourage officers and other key employees to remain employed with Commerce by providing them with a long term interest in Commerce's overall performance. In granting stock options, the Personnel Committee considers prior stock option grants, the executive's level of compensation and the executive's past contributions to Commerce.

      James T. Gibson, President and CEO of Commerce and the Bank, received a base salary of $230,000 in 2000. Mr. Gibson also received a performance bonus of $30,000.

      You can see more information about the compensation paid to Commerce's executive officers in the Summary Compensation Table on page 10 of this proxy statement.

                                                   PERSONNEL COMMITTEE

                                                   Alan R. Hassman
                                                   Howell C. Mette
                                                   Vernon W. Hill, II
                                                   Michael A. Serluco

Personnel Committee Interlocks and Insider Participation

      Howell C. Mette is a partner in the firm of Mette, Evans and Woodside which we retained during 2000 and which we intend to retain during 2001.

      Vernon W. Hill, II is Chairman of the Board and President of Commerce Bancorp, Inc. which provides various services to Commerce.

      Michael A. Serluco owns a company which leased land to the Bank in 2000 for a billboard owned by Commerce.

      You can see more information about these transactions under "Transactions with Officers and Directors on page 8 of this proxy statement.

Financial Performance

      The following graph shows the yearly percentage change in Commerce's cumulative total shareholder return on its common stock from December 31, 1995 to December 31, 2000 compared with the cumulative total return of a NASDAQ Regional Peer Bank Index and the NASDAQ Composite Market Index.





                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

         Pennsylvania Commerce Bancorp, NASDAQ Regional Peer Bank Index,
          NASDAQ Composite Market Index Year-End 1995 to Year-End 2000

                                [GRAPH OMITTED]

              Return on        Return on the               Return on
              NASDAQ           NASDAQ Bank Index           COBH Stock
1995            100%              100%                       100%
1996            123%              126%                       167%
1997            149%              206%                       247%
1998            209%              182%                       264%
1999            387%              168%                       214%
2000            235%              192%                       278%


            SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Our directors and executive officers must file reports with the SEC indicating:

      o     the number of shares of Commerce common stock they beneficially own;
            and
      o     changes in their beneficial ownership.

      To the best of our knowledge, our directors and executive officers filed all required reports in 2000.

        APPROVAL OF THE AMENDEMENT TO THE 1996 EMPLOYEE STOCK OPTION PLAN

     In 1996, Commerce adopted, and the shareholders approved, the 1996 Employee Stock Option Plan ("the Plan"). The board believes that in order to enable Commerce to continue to attract and retain personnel of the highest caliber, provide incentive for officers and key employees to continue to promote the well-being of Commerce, it is in the best interest of Commerce and its shareholders to provide to officers and key employees, through the granting of stock options, the opportunity to participate in the value and/or appreciation in value of Commerce's common stock. The board has found that the grant of options under the Plan has proven to be a valuable tool in attracting and retaining officers and key employees. It believes that such authority, in view of the substantial growth of Commerce and the need to continue to grow, should be expanded to increase the number of options which may be granted under the Plan. The board believes that such authority will provide Commerce with significant means to attract and retain talented personnel and maintain current officers and key employees.

     The Plan originally covered 100,000 authorized shares of Commerce common stock ($1.00 par value) and in 1998 the shareholders approved an additional 100,000 authorized shares. The number of authorized shares covered by the Plan has been adjusted to an aggregate total of 255,560 shares (as adjusted for all stock dividends through April 2, 2001). Currently, only 12,428 shares are available for issuance under the Plan.

     The Plan is administered by the Directors of Commerce.

     The Plan provides all options shall be granted at an option price not less than 100% of the fair market value of the common stock on the date of the grant. Any option granted may be exercised by an optionee at any time between the first and tenth anniversaries of the date of grant of the option, except where limited by the terms of the Plan with respect to death or other termination of employment. The options are subject to a vesting schedule which is described on page 11 of this Proxy Statement. At this time, the number of shares underlying options to be received by executive officers and employees under the Plan is not readily determinable. The number of options that were granted to executive officers under the Plan in 2000 is set forth in the "Executive Stock Option Grants" table on page 12.

     The board of directors has approved, subject to approval by the shareholders, an amendment to increase the number of shares issuable under the Plan by 200,000 to provide sufficient shares to fund future awards.

     The board of directors recommends that you vote "FOR" approval of the Amendment to the Plan.

Tax Consequences - Generally

      The following is a summary of federal income tax consequences pertaining to Plan options. It is not intended to constitute a detailed analysis of tax consequences. State and local tax consequences are not addressed.

Tax Consequences of Incentive Stock Options

      If an employee is granted an ISO, exercises the ISO, and subsequently holds stock received upon exercise of the ISO for at least one (1) year after the stock was received and for at least two (2) years from the date the ISO was granted, he or she will recognize no taxable income upon either the grant or the exercise of the ISO. When the employee sells the stock, he or she will recognize capital gain or capital loss equal to the difference between the sale price and the option price.

      The amount by which the fair market value of the stock at the time of the exercise of the ISO exceeds the option price is a tax preference item, and may result in the employee having to pay an alternative minimum tax. However, the gain or loss from disposition of stock acquired pursuant to an ISO differs for purposes of regular tax and minimum tax computations. For minimum tax purposes, the basis of the stock is increased by the amount of the tax preference.

      Commerce will not be entitled to a federal income tax deduction with respect to the grant of an ISO or the issuance of stock upon exercise of the ISO.

      If the holder of an ISO fails to hold stock received upon exercise of the ISO for the periods described above, he or she will recognize ordinary income in the year he or she disposes of the stock in violation of the holding period requirements. The income recognized will generally be the lesser of (i) the excess of the fair market value of the stock on the date the ISO was exercised over the option price, or (ii) the gain recognized on disposition of the stock. Commerce will ordinarily be entitled to take a deduction for federal income tax purposes equal to the ordinary income recognized by the employee for the year in which the disposition occurs.

Tax Consequences of Non-Qualified Stock Options

      If an employee is granted an NQSO under the Plan, he or she will generally recognize no taxable income at the date the NQSO is granted. However, the employee will usually recognize ordinary income at the time the employee exercises the NQSO in an amount equal to the excess of the fair market value of the stock on the date of the exercise over the option price. Commerce will be entitled to a federal tax deduction in an amount equal to the ordinary income recognized by the employee.

                          REPORT OF THE AUDIT COMMITTEE

     The Board of Directors of Commerce has established an Audit Committee composed of four directors, each of whom is independent as identified in the National Association of Securities Dealers ("NASD") Exchange listing standards. The Board of Directors has adopted a written charter for the Audit Committee and a copy of the Charter is included as Appendix A to this Proxy Statement.

     The Audit Committee (the "Committee") has reviewed and discussed the Company's audited consolidated financial statements with management and with Beard Miller Company LLP, Commerce's independent auditors for 2000. The Committee has also discussed with Beard Miller Company LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees.

     The Audit Committee has received from Beard Miller Company LLP the written statements required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed Beard Miller's independence with them, and has considered the compatibility of nonaudit services with the auditor's independence.

Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in Commerce's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                                    AUDIT COMMITTEE

                                                    Howell C. Mette, Chairman
                                                    Douglas S. Gelder
                                                    Alan R. Hassman
                                                    Samir J. Srouji

                                 OTHER BUSINESS

      At the date of mailing of this proxy statement, we are not aware of any business to be presented at the annual meeting other than the proposals discussed above. If other proposals are properly brought before the meeting, any proxies returned to us will be voted as the proxyholders see fit.

                              INDEPENDENT AUDITORS

      Our independent auditors during 2000 were Beard Miller Company LLP, 320 East Market Street, Harrisburg, PA 17101. Based upon the recommendation of the Audit Committee, the board of directors has selected Beard Miller Company LLP to be our independent auditors for 2001. We expect a representative of Beard Miller Company LLP to attend the annual meeting, to have the opportunity to make a statement, if he or she so desires, and to be available to respond to appropriate questions.

Audit Fees

      Commerce was billed fees of approximately $53,000 to Beard Miller Company LLP for the 2000 annual audit, including the audit of the consolidated financial statements, required quarterly reviews and audits of consolidated subsidiaries.

Financial Information Systems Design and Implementation Fees

      Beard Miller Company LLP did not provide any financial information systems design and implementation services to Commerce during 2000 and therefore Commerce did not pay fees to Beard Miller Company LLP for such services.

All Other Fees

      Commerce was billed approximately $ 2,000 by Beard Miller Company LLP for an accountants report on the student loan program as required by the U.S. Department of Education and $4,000 for tax related services provided during 2000. The Audit Committee has considered the compatibility of nonaudit services with the auditor's independence.

                             FORM 10-K ANNUAL REPORT

      You can obtain a copy of the Commerce Form 10-K Annual Report for the year ended December 31, 2000 at no charge by writing to:

                                     Deborah Miller, Shareholder Relations
                                     Pennsylvania Commerce Bancorp, Inc.
                                     P.O. Box 8599
                                     Camp Hill, PA 17001-8599

                                 RETURN OF PROXY

      You should sign, date and return the enclosed proxy card as soon as possible whether or not you plan to attend the meeting in person. If you do attend the meeting, you may then withdraw your proxy.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/ JAMES T. GIBSON
                                              JAMES T. GIBSON
                                              President


Camp Hill, Pennsylvania
April 17, 2001

                                  APPENDIX "A"
                       PENNSYLVANIA COMMERCE BANCORP, INC.
                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS


      The Board of Directors shall elect the Audit Committee at the annual reorganization meeting of Pennsylvania Commerce Bancorp and Commerce Bank/Harrisburg, N.A. In accordance with the By-laws of the Corporation, the Audit Committee is established as a subcommittee reporting periodically to the Board of Directors. The Audit Committee shall be composed of no less than three directors who are independent of management of the Corporation as outlined by the Securities and Exchange Commission (SEC) and NASDAQ and are free of any relationship that, in the opinion of the Board, would interfere with their exercise of judgment as a committee member. At least one member will have had past employment experience or other comparable experience or background in the field of financial management.

      The Audit Committee shall provide assistance to the Board in fulfilling their responsibilities to the shareholders. Principally, these responsibilities entail assessing the effectiveness of the internal control system over financial reporting, reviewing adherence to policies / procedures and assuring the safeguarding of all corporate assets. In so doing, it is the responsibility of the Audit Committee to maintain open lines of communications between the Board of Directors, external auditors, internal auditors and the senior management of the Corporation.

      In carrying out these responsibilities, the Audit Committee will:

      1. Review and recommend to the Board the external auditors to be selected to conduct the annual audit of the financial records of the Corporation. Review audit and consulting fees of the external auditors.

      2. Meet with the external auditors and financial management of the Corporation to review the scope of the annual audit for the current year and at the conclusion thereof review such audit findings. This review will include both the external auditor's recommendations and the related management response.

      3. Review with the external auditors and corporate management the adequacy and effectiveness of the internal financial and accounting controls of the Corporation and elicit any recommendations that they may have for the improvement of such control procedures. Particular attention should be given to the adequacy for such controls to expose any payments, transactions or other procedures, which might be deemed illegal or otherwise improper. Further, the Audit Committee should periodically review corporate policy statements in terms of their adequately representing the Company's Code of Conduct and Business Ethics Policy.

      4. Review and disclose the required information in the annual proxy statement as outlined by the SEC.

      5. Review and recommend to the Board the appointment of a competent outsourcing vendor for internal audit service and / or in-house staff.

      6. Review and approve the internal audit department's proposed audit schedule for the coming year and the coordination of such programs with the external auditors' year-end requirements. Particular attention should be given to maintaining the best effective balance between external and internal auditing resources.

      7. Monitor the activities of the internal audit department and ensure that the internal audit department adequately discharges responsibilities for the examination, review and reporting to the audit committee that:

            a. Internal accounting and financial controls for the various areas are adequate and efficient and can be relied upon to produce accurate financial information.

            b. Internal controls adequately safeguard the assets of the Corporation.

            c. Financial records of the operational areas are complete and accurate and are in conformity with corporate policy, generally accepted accounting principles and requirements of the various regulatory bodies.

            d. Operational areas are in compliance with FDIC, FRB and all other Federal and State laws and regulations.

            e. Control over the development, maintenance and operation of EDP systems are sufficient to ensure the accuracy, security and completeness of data processing results.

      8. Prior to each periodic meeting, the Audit Committee will be provided a report prepared by Internal Audit, which outlines the findings of all audit engagements completed during the period.

      9. Review all reports on examinations made by the various regulatory agencies and evaluate management's responses to them.

      10. Minutes of the Audit Committee meeting shall be submitted to the Board of Directors at the next regular Board meeting.


      The foregoing list of functions is not intended to limit the Committee in fulfilling its responsibilities, but rather is intended to provide an overview of the principal duties to be performed by the Committee.

      In performance of its duties, the Committee shall meet at least 4 times per year and have full use of the Bank's internal audit resources and engage if necessary, at the bank's expense, independent counsel to advise the Committee in discharging its duties.

1996 EMPLOYEE STOCK OPTION PLAN OF PENNSYLVANIA COMMERCE BANCORP, INC. 1, as amended by the Board of Directors at its meeting on April 20, 2001, subject to the approval of the shareholders at the annual meeting on May 18, 2001


1.    Purpose of Plan
      ---------------

      The purpose of this Plan is to enable Pennsylvania Commerce Bancorp, Inc. (hereinafter referred to as "Commerce") to continue to compete successfully in attracting and retaining key employees with outstanding abilities by making it possible for them to purchase shares of Commerce's Common Stock on terms which will give them a more direct and continuing interest in the future success of Commerce.

2.    Definitions
      -----------

      "Commerce" means Pennsylvania Commerce Bancorp, Inc., a Pennsylvania corporation and bank holding company.

      "Board" means the Board of Directors of Commerce.

      "Committee" means a committee established by the Board. The Committee shall consist of three or more members of the Board. No member of the Committee may receive Options under the Plan. The Personnel Committee may be the Committee if it meets these qualifications.

      "Employees" means employees, including officers, regularly employed on a salary basis by Commerce. "Employment with Commerce", or words to that effect, shall include employment by any subsidiary or affiliate of Commerce.

      "Fair Market Value" of a share of Commerce's Common Stock shall mean its closing sale price on the principal stock exchange on which the stock is traded on the date as of which the value is being determined. If there is no reported sale on that date, the Fair Market Value shall be the closing sale on the next preceding day for which a sale was reported. However, the Committee, in the good faith exercise of its discretion, may determine that the closing sale price does not reflect the true Fair Market Value of a share of Common Stock. If it so determines, the Fair Market Value shall be the average closing sale price on the principal stock exchange on which Commerce's Common Stock is traded during the twenty (20) day period immediately preceding the date on which Fair Market Value is being determined.

      "ISO" means an incentive stock option described in Section 422 of the Internal Revenue Code of 1986, as amended.

      "NQSO" means a stock option which is not described in Section 422 of the Internal Revenue Code of 1986, as amended.

      "Option" means an option, either in the form of an ISO or NQSO, granted in accordance with the terms of this Plan.

      "Optionee" means a person to whom an option has been granted under this Plan which has not expired or been fully exercised or surrendered.

      "Shares" means shares of Common Stock of Commerce.

3.    Limits on Number of Shares

      The total number of Shares for which Options may be granted under this Plan shall not exceed in the aggregate 465,560 Shares. This number shall
__________
1 At the time this Plan was first adopted in 1996, the Plan sponsor was Commerce Bank/Harrisburg, N.A. ("Bank"). Since 1996, the Bank has been succeeded for purposes of this Plan by Pennsylvania Commerce Bancorp, Inc.

      be appropriately adjusted if the number of issued Shares shall be increased or reduced by change in par value, combination, or split-up, reclassification, distribution of a dividend payable in stock, or the like. Shares covered by Options which have expired or which have been surrendered may again be optioned under this Plan. Options may be granted in the form of ISOs or NQSOs.

4.    Adjustment of Options
      ---------------------

      The number of Shares optioned from time to time to individual Optionees under the Plan, and the Option prices therefore, shall be appropriately adjusted to reflect any changes in par value, combination, split-up, reclassification, distribution of dividend payable in stock, or the like.

5.    Granting of Options
      -------------------

      The Board, or if the Board so determines, the Committee, is authorized to grant Options to selected employees pursuant to this Plan during the calendar year 1996 and in any calendar year thereafter to December 31, 2005. The number of Shares, if any, optioned in each year, the employees to whom Options are granted, and the number of Shares optioned to each employee selected shall be wholly within the discretion of the Board or the Committee. The Board may grant both ISOs and NQSOs to the same employee. Board action on Options and administration of this Plan shall be only upon the advice and recommendation of the Committee if the Board has appointed a Committee.

6.    Terms of ISOs
      -------------

      ISOs granted under this Plan shall contain the following terms:

      (a) The ISO price shall be fixed by the Board or the Committee but shall in no event be less than 100% of the fair market value of the Shares subject to the ISO on the date the ISO is granted. The ISO price, in the case of an Optionee who, at the time the Option is granted, owns more than 10% of the outstanding Shares of Commerce's Common Stock shall be at least 110% of the fair market value of the Shares subject to the ISO on the date the ISO is granted.

      (b) ISOs shall not be transferable otherwise than by will or by the laws of descent and distribution. No ISO shall be subject, in whole or in part, to attachment, execution or levy of any kind.

      (c) Each ISO shall expire and all rights under the ISO shall end at the expiration of the exercise period for the ISO, which shall not be more than ten years after the date on which it was granted. Provided, however, that in the case of an Optionee who, at the time the Option is granted, owns more than 10% of the outstanding shares of Commerce's Common Stock, ISOs shall expire no more than five years after the date on which the ISO was granted.

      (d) ISOs shall be exercisable only by the Optionee during the Optionee's lifetime. ISOs may be exercised only while employed by Commerce or within (i) three years after retirement, or (ii) three months after termination of employment (but in any event not later than the end of the period fixed by the Board or the Committee of the Board in accordance with the provisions of paragraph (c) of Section 6. An ISO is exercisable by retired or terminated Optionees only to the extent the ISO was exercisable by the Optionee on the last day of his or her employment with Commerce. For purposes of this paragraph (d), retirement shall mean termination of employment by an Optionee who has attained age 62. If an Optionee retires due to disability, the ISOs granted to the Optionee shall be exercisable within 12 months of the date of retirement (but in any event not later than the end of the period fixed by the Board or the Committee of the Board in accordance with the provisions of paragraph (c) of this Section 6.

      (e) If an Optionee dies within a period during which an ISO could have been exercised by the Optionee, the ISO may be exercised within three years after the Optionee's death (but not later than the end of the period fixed by the Board or the Committee of the Board in accordance with the provisions of paragraph (c) of this Section 6) by those entitled under the Optionee's will or the laws of descent and distribution, but only if and to the extent the ISO was exercisable by the Optionee immediately prior to the Optionee's death.

      (f) If Optionee's employment with Commerce is terminated by Commerce for the misconduct of Optionee, all ISOs granted to the Optionee prior to termination shall be forfeited by Optionee and rendered unexercisable.

      (g) ISOs may be exercised in whole or in part from time to time, subject to the provisions of this Plan and to such additional or different terms regarding the exercise of the ISOs as the Board or the Committee of the Board may fix at the time of grant.

      (h) ISOs shall not be granted to any individual pursuant to this Plan, the effect of which would be to permit that individual first to exercise ISOs, in any calendar year, for the purchase of Shares having a fair market value in excess of $100,000 (determined at the time of the grant of the ISOs.) Any Optionee may exercise ISOs for the purchase of Shares valued in excess of $100,000 (determined at the grant of the ISOs) in any calendar year, but only if the right to exercise the ISOs shall have first become available in prior calendar years.

7.    Terms of NQSOs.
      --------------

      NQSOs granted under this Plan shall contain the following terms:

      (a) The NQSO price shall be fixed by the Board or the Committee, and may be less than 100% of the fair market of the Shares subject to the NQSO on the date the NQSO is granted.

      (b) NQSOs shall not be transferable otherwise than by will or by the laws of descent and distribution. No NQSO shall be subject, in whole or in part, to attachment, execution or levy of any kind.

      (c) Each NQSO shall expire and all rights under the NQSO shall end at the expiration of the exercise period for the NQSO, which shall not be more than ten years after the date on which it was granted. The Board or the Committee shall establish the exercise period for each NQSO, subject in all cases to paragraphs (d), (e) and (f) of this
            Section 7.

      (d) NQSOs shall be exercisable only by the Optionee during the Optionee's lifetime. NQSOs may be exercised only while employed by Commerce or within (i) three years after retirement, or (ii) three months after termination of employment (but in any event not later than the end of the period fixed by the Board or the Committee of the Board in accordance with the provisions of paragraph (c) of
            Section 7). An NQSO is exercisable by retired or terminated Optionees only to the extent the NQSO was exercisable by the Optionee on the last day of his or her employment with Commerce. For purposes of this paragraph (d), retirement shall mean termination of employment by an Optionee who has attained age 62. If an Optionee retires due to disability, the NQSOs granted to the Optionee shall be exercisable within 12 months of the date of retirement (but in any event not later than the end of the period fixed by the Board or the Committee of the Board in accordance with the provisions of paragraph (c) of this Section 7).

      (e) If an Optionee dies within a period during which an NQSO could have been exercised by the Optionee, the NQSO may be exercised within three years after the Optionee's death (but not later than the end of the period fixed by the Board or the Committee of the Board in accordance with the provisions of paragraph (c) of this Section 7) by those entitled under the Optionee's will or the laws of descent and distribution, but only if and to the extent the NQSO was exercisable by the Optionee immediately prior to the Optionee's death.

      (f) If Optionee's employment with Commerce is terminated by Commerce for the misconduct of Optionee, all NQSOs granted to the Optionee prior to termination shall be forfeited by Optionee and rendered unexercisable.

      (g) NQSOs may be exercised in whole or in part from time to time, subject to the provisions of this Plan and to such additional or different terms regarding the exercise of the NQSOs as the Board or the Committee of the Board may fix at the time of grant.

8.    Vesting of Options
      ------------------

      No Option granted under this Plan may be exercised within one year from the date of the grant of the Option. Options held more than one year may be exercised based upon years of service or upon the Option holding period, whichever is sooner, pursuant to the following schedule:

                  Years of Service                               Percent Vested
                  ----------------                               --------------

         Less than 3 years                                              25%
         More than 3 years and less than 6 years                        50
         More than 6 years and less than 8 years                        75
         More than 8 years                                             100

                     Option Holding Period                       Percent Vested
                     ---------------------                       --------------

         Less than 1 year                                                0%
         More than 1 year and less than 2 years                         25
         More than 2 years and less than 3 years                        50
         More than 3 years and less than 4 years                        75
         More than 4 years                                             100

9.    Exercise Eligibility Period Following Termination of Employment
      ---------------------------------------------------------------

      Options granted under this Plan less than one year prior to date of termination of employment are not exercisable under any circumstances. Options granted at least one year prior to termination of employment must be exercised prior to the expiration date of the Option and within the period set forth below depending upon the reason for termination:

                                                                           Exercise Eligibility
                                          Options Eligible                    Period for Option
         Termination Reason                for Exercise                       Tax Treatment
         ------------------               --------------                   ----------------------

         Retirement                       100% of outstanding                3 years from
                                          Options                            retirement date

         Death while employed             100% of outstanding                3 years from
                                          Options                            date of death

         Total & permanent                100% of outstanding                1 year from term-
         disability                       Options                            ination date

         Misconduct                       None                               Not applicable

         Any other reason                 Any Option 100% vest-              3 months from
                                          ed plus the vested                 termination date
                                          portion of the next
                                          oldest Option

10.   Reorganization of Commerce
      --------------------------

      In the event that Commerce is succeeded by another corporation or bank in a reorganization, merger, consolidation, acquisition of property or stock, separation or liquidation, the successor corporation or bank shall assume the outstanding Options granted under this Plan or shall substitute new Options for them.

11.   Delivery of Shares
      ------------------

      No Shares shall be delivered upon the exercise of an Option until the Option price has been paid in full in cash or, at the discretion of the Board or the Committee, in whole or in part in Commerce's Common Stock owned by the Optionee valued at fair market value on the date of exercise. If required by the Board, no Shares will be delivered upon the exercise of an Option until the Optionee has given Commerce a satisfactory written statement that he is purchasing the Shares for investment and not with a view to the sale or distribution of Shares.

12.   Continuation of Employment
      --------------------------

      Neither this Plan nor any Option granted under this Plan shall confer upon any employee any right to continue in the employ of Commerce or limit in any respect the right of Commerce or to terminate the employee's employment at any time.

13.   Administration
      --------------

      The Board or the Committee may make rules and regulations and establish procedures as it deems appropriate for the administration of this Plan. In the event of a disagreement as to the interpretation of this Plan, any amendment thereto, any rule, regulation or procedure thereunder, or as to any right or obligation arising from or related to this Plan, the decision of the Board or the Committee shall be final and binding upon all persons in interest, including Commerce, Optionees, and shareholders of Commerce.

14.   Reservation of Shares
      ---------------------

      Shares delivered upon the exercise of an Option shall, in the discretion of the Board or the Committee, be either authorized but unissued Shares, or previously issued Shares acquired by Commerce through purchase in the open market or otherwise, or a combination of both. Commerce shall be under no obligation to reserve or to retain in its treasury any particular number of Shares at any time, and no particular Shares, whether unissued or held as treasury Shares, shall be identified as those optioned under this Plan.

15.   Amendment of Plan
      -----------------

      The Board without further action by the shareholders may amend this Plan from time to time as it deems desirable. However, no amendment shall increase the maximum number of Shares for which Options may be granted, reduce the minimum Option price, extend the maximum Option period, or permit the granting of Options after December 31, 2005.

16.   Termination of the Plan
      -----------------------

      The Board may, in its discretion, terminate this Plan at any time prior to December 31, 2005. Termination of the Plan shall not deprive Optionees of Options granted prior to termination of the Plan.

17.   Effective Date - Shareholder Approval
      -------------------------------------

      This Plan shall become effective as of January 2, 1996, and Options may be granted at any time on or after that date. However, no Option may be exercised unless this Plan is approved by a vote of the holders of a majority of the outstanding Shares of Commerce's Common Stock at a meeting of shareholders of Commerce held within twelve months after January 2, 1996.

                                      PROXY

                       PENNSYLVANIA COMMERCE BANCORP, INC.
                     100 Senate Avenue, Camp Hill, PA 17011
                            Telephone: (717) 975-5630

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                DIRECTORS OF PENNSYLVANIA COMMERCE BANCORP, INC.

The undersigned hereby appoints Alan R. Hassman and Douglas S. Gelder as Proxies, each with the power to appoint his substitute, and authorizes them to represent and vote, as designated below, all the shares of common stock of Pennsylvania Commerce Bancorp, Inc. held of record by the undersigned on April 2, 2001 at the Annual Meeting of Shareholders to be held on May 18, 2001.

1.    ELECTION OF DIRECTORS:

      [ ] For all Nominees Listed Below           [ ]  Withhold Authority
          (except as indicated below)

      Gary L. Nalbandian, Vernon W. Hill, II, Douglas S. Gelder, Alan R. Hassman, Michael A. Serluco, Howell C. Mette, Samir J. Srouji, M.D., James
      T. Gibson, James R. Adair

      INSTRUCTION: To withhold authority to vote for any individual nominee(s), write that nominee's name(s) in the space immediately below.

        ---------------------------------------------------------------

2.    AMENDMENT TO 1996 EMPLOYEES STOCK OPTION PLAN

      [ ] FOR                 [ ] AGAINST           [ ] ABSTAIN


3.    OTHER BUSINESS:

      Take action on other business which may properly come before the meeting.

      [ ] FOR                 [ ] AGAINST           [ ] ABSTAIN

                                 (Continued and to be signed on the other side.)

      The shares represented by this proxy will be voted as specified. If no specification or direction is made, they will be voted for the election of the directors, for the Amendment to Employees Stock Option Plan and for any other business in accordance with the recommendations of management. This proxy may be revoked prior to its exercise.

                                   Dated this _____ day of ______________, 2001.

                                   _____________________________________________
                                   Signature                              (SEAL)

                                   _____________________________________________
                                   Signature                              (SEAL)

                                   When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee, guardian, custodian, corporate official or in any other fiduciary or representative capacity, please give your full title as such.

    Please sign your name exactly as it appears on this proxy, and mark, date and return this proxy as soon as possible in the enclosed envelope.
     No postage is necessary if mailed in the United States in the enclosed self-addressed envelope.